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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-04299, 333-58507 and 33-50532 and the Registration Statement No. 333-52371 on Form S-3) of Axiohm Transaction Solutions, Inc. of our report dated September 12, 1997 relating to the consolidated financial statements of Axiohm S.A. appearing on page F-2 of this Form 10-K.



PricewaterhouseCoopers
Paris, France